Exhibit 10.43

[logo]	LEASE OF PREMISES	p 1(4)
FASTIGHETSÄGARNA		No. 6710-101

The undersigned have today concluded the agreement set out below:	A crossed box indicates that the text following the box applies.

Landlord	Fastighets AB Remulus Lund 3			Personal identity no./Business registration no. 556686-2404

Tenant	Qliktech International AB			Personal identity no./Business registration no. 556472-2691

Address of premises etc.	Municipality Lund			Property Forskaren 3
	Street Scheelevägen			Floor, building nr Flat number
Address for notices Scheelevägen, 223 63 LUND

State and use of premises	The premises and connected areas are used in their current state, unless otherwise stated, as: OFFICES, RESEARCH AND DEVELOPMENT

Size and extent of premises	Shop areas Floor | m2	Office areas Floor | m2 Floor | m2 1-4 5069		Storage area Floor | m2	Other areas Floor | m2

The areas above ☐ have ☑ have not been measured in connection with the conclusion of this agreement.

If the area of the premises as stated herein is incorrect, this does not entitle the tenant to repayment or the landlord to a higher rent, respectively.

☑ the leased premises have been marked on the attached drawing(s). Attachment 4

	access by vehicles for loading and unloading ☐	space for a sign ☑	space for show-case/vending machine ☐	parking spaces for ☑ 102 vehicles	garage spaces for ☐ vehicles	☐

Furnishings etc.	The premises are leased Attachment
	☑ without furnishings for any specific type of activities			☐ with furnishings for a specific type of activities as per an attachment
At the end of the lease, the tenant shall, unless otherwise agreed, remove the tenant’s belongings and restore the premises to an acceptable state.

The parties agree that they shall, on the last day of the lease at the latest, carry out an inspection of the premises.

If as a result of the tenant’s action – taken with or without the landlord’s consent – the premises contain materials, at the end of the lease, in respect of which it was not been specifically agreed that the tenant shall be responsible, the tenant shall remove the materials or compensate the landlord for costs incurred to remove these, such as refuse tax, costs of transport and dumping or the like.

Telephone lines	☑ the tenant shall pay for installation of landlines required from the point of connection identified by the operator to the location in the premises chosen by the tenant in agreement with the landlord.

☐ the landlord shall pay for the installation of landlines up to the premises. The installation of cables within the premises shall be arranged and paid for by the tenant but shall be agreed with the landlord.

Lines for data communication	☑ the tenant shall pay for installation of cables required from the point of connection identified by the operator to the location in the premises chosen by the tenant in agreement with the landlord.

☐ the landlord shall pay for the installation of cables up to the premises. The installation of cables within the premises shall be arranged and paid for by the tenant but shall be agreed with the landlord.

Term	From May 1, 2011			To April 30, 2019

Notice of termination/extension	This lease may be terminated by written notice at least 12 months before the expiry of the lease otherwise the lease shall be renewed for another 3 years on each occasion

Heating and hot water	The heating of the premises shall be the responsibility of the ☑ landlord ☐ tenant Hot water ☑ shall be available all year ☐ shall not be available
Notice
Please observe that in some cases, in addition to crossing a box, an attachment must be provided for the agreement in the attachment to apply. This applies for example to index clauses, clauses about property tax, and the tenant’s right to reduction of rent in case of customary maintenance. See Guidance drafted by the organisations.
Fastighetsägarna i Sverige [Property Owners of Sweden] Form 12B, drafted in 1998 in cooperation with Svensk Handel [Swedish Trade] and Sveriges Hotel- och Restaurant Företagare [Hotel and Restaurant Businessmen of Sweden]
Reprints prohibited

Sign [initials]	Sign [initials]

LEASE OF PREMISES	p 2(4)
No. 6710-101

The undersigned have today concluded the agreement set out below:	A crossed box indicates that the text following the box applies.

Rent	Kronor (SEK ) 9 396 600 per year which constitutes ☐ total rent ☑ rent excluding the additions below

Index clause	☑ Amendment of said rent will be made in accordance with the attached index clause Attachment 2

Cost of heating and hot water	☑ The amount charged for heating/fuel will be established on the basis of the attached clause Attachment 2

Water	☑ The amount charged for water will be established on the basis of the attached clause Attachment 2

Cooling Ventilation	☑ The amount charged for special cooling and ventilation will be compensated Attachment 2 on the basis of the attached clause

Electricity	☐ is included in the rent		☑ the tenant has an individual subscription

Cleaning of stairways	☐ is included in the rent		☑ is arranged and paid for by the tenant

Packaging and removal of refuse	To the extent that it is the landlord’s responsibility to provide space for storage of refuse and packaging and to arrange removal of such refuse, it is the responsibility of the tenant to sort and place refuse in the vessels provided in the appropriate location and to cooperate in any further separation at source as the landlord may decide.

Packaging and removal of refuse and

☐ is included in the rent

☐ is arranged and paid for by the tenant (however it is the landlord’s responsibility to provide appropriate vessels and space for refuse)

☑ is included in the rent in relation to specific types of refuse described below. It is the tenant’s responsibility to arrange and pay for collection, sorting, storage and transport of refuse types which are not described below.

	☑ household waste	☑ fluorescent light-bulbs	☐ hard plastic packaging
	☐ bulky refuse	☐ metal packaging	☐ hazardous waste under Ordinance 1996:971 regarding hazardous waste
	☐ biodegradable refuse	☑ uncolored glass packaging	☐
	☑ newspapers	☑ colored glass packaging	☑ Normal office waste
	☑ batteries	☑ paper packaging	☐
Removal of snow and sanding	☑ is included in the rent	☐ is arranged and paid for by the tenant	☐ as per attachment Attachment

Property tax	☐ is included in the rent	☑ is paid under a separate agreement	Attachment 2

Unforeseen expenses	If unforeseen property costs arise after the conclusion of this agreement due to

a) introduction of a new, or increase in an existing, tax, fee or other cost specific to the property as decided by Parliament, the Government, the municipality or other authority

b)    general reconstruction or renovation of the property, not specific to the premises, which the landlord must carry out as a result of a decision by Parliament, the Government, the municipality or other authority the tenant shall, as of the date of increase of the costs, pay the landlord compensation in an amount proportionate to share of the premises in the total annual increase of such costs for the property.

The share of the premises is %. If the share is not specified, the share shall be the amount of rent paid in respect of the premises (excluding VAT) in relation to the total rents paid in respect of the property at the time of the cost increase. For un-let premises, the rent is estimated on the basis of the market rent.

Tax under a) above does not include VAT or property tax to the extent this is paid under a separate agreement. Unforeseen expenses include costs which, as of the date hereof have not been decided under a) or b). Compensation is paid according to the provisions below regarding payment of rent.
Notice
Please observe that in some cases, in addition to crossing a box, an attachment must be provided for the agreement in the attachment to apply. This applies for example to index clauses, clauses about property tax, and the tenant’s right to reduction of rent in case of customary maintenance. See Guidance drafted by the organisations.
Fastighetsägarna i Sverige [Property Owners of Sweden] Form 12B, drafted in 1998 in cooperation with Svensk Handel [Swedish Trade] and Sveriges Hotel- och Restaurant Företagare [Hotel and Restaurant Businessmen of Sweden]
Reprints prohibited

Sign [initials]	Sign [initials]

LEASE OF PREMISES	p 3(4)
No. 6710-101

The undersigned have today concluded the agreement set out below:	A crossed box indicates that the text following the box applies.

VAT	☑ The property owner/landlord is VAT registered and must charge VAT for the lease of the premises. The tenant shall in addition to the rent pay VAT due on each occasion

☐ If the property owner/landlord becomes liable to charge VAT for the lease of the premises, the tenant shall in addition to the rent pay VAT due on each occasion

VAT payable at the same time as rent is calculated in relation to the rent and, in accordance with rules applicable at each relevant time to the payment of VAT in respect of rent, if applicable, in relation to other fees and charges paid under the lease agreement.

If the landlord, as a result of the tenant’s independent action — such as sublease of the premises (including sublease to tenant’s own company) or assignment — becomes liable to reimbursement of VAT under applicable VAT regulations, the tenant shall fully compensate the landlord for the amount reimbursed. The tenant shall also compensate the landlord for the cost increase resulting from the landlord’s loss of right to deduct VAT from the costs of operation arising as a result of the tenant’s action.

Payment of rent	Rent is paid without a request for payment Postgiro number Bankgiro number on the last weekday before the start of each 5283-3829
☐ calendar month ☑ calendar quarter by transfer to

Payment reminder	In case of late payment, the tenant shall pay statutory interest, as well as compensation for costs of a written reminder according to the act regarding compensation for debt collection etc. The amount charged for the cost of a written reminder shall be, on each occasion, as per the ordinance on compensation for debt collection etc.

Maintenance etc.	☐ The landlord shall be responsible for necessary However, the tenant shall be responsible for Attachment maintenance of the premises and furnishings

The tenant shall arrange and pay tenant’s responsibility also includes Attachment for necessary maintenance of ☐ floor surfaces, walls, ceilings and furnishings provided by the landlord

If the tenant neglects his responsibility in respect of maintenance of the premises and fails within a reasonable period of time to correct this or to notify the landlord, the landlord has a right to perform the tenant’s obligations at the tenant’s cost.

☑ The allocation of responsibilities is set out in an attachment Attachment 5

Management and operation	Unless otherwise agreed, it is the landlord’s responsibility, if applicable, to provide for the care, operation and maintenance of communal areas.

The tenant may not, without the written consent of the landlord, in the premises or elsewhere in the property, carry out fitting, installation or alteration works, affecting supporting parts of the construction or installations which are significant to the operation of the property, such as plumbing, ventilation, electricity, etc., belonging to the landlord.

Sprinkler heads and ventilation systems may not be built into the furnishings by the tenant in such a way that the effect of such systems is reduced. When performing fitting works, the tenant shall make sure that the function of radiators and other heating equipment is materially preserved.

Audit inspections	If faults and defects are detected during an audit requested by a relevant authority of electricity and sprinkler systems belonging to the tenant, the tenant shall, at his own cost, within the period of time prescribed by the authority, carry out the measures requested. If the tenant fails to remove the faults or defects within the period of time required by said authority, the landlord shall have a right to remove such faults and defects as required by the authority at the tenant’s cost.

Access to certain areas	Areas which may need to be accessed by janitors and staff from the Energiverket, VA-verket, Telia AB or equivalent, shall be kept easily accessible by the tenant, and access to such areas shall not be blocked by cupboards, crates, goods and the like.

Construction materials declarations	If the tenant, in accordance herewith, or with other relevant provisions, carries out maintenance, improvement or alteration works with respect to the premises, the tenant shall, in good time prior to the start of such works, provide to the landlord — to the extent they are available — descriptions of the materials and products which will be added to the building.

Planning and Building -fees	If the tenant carries out alterations in the premises without a required building permit, and the landlord as a result thereof is forced to pay a building fee or additional fee under the Planning and Building Act, the tenant shall reimburse the landlord for these.

Rent reduction	The tenant has no right to reduced rent during the period of time when the landlord is having works carried out to put the premises in the state agreed, or other works specially specified in the agreement.

☐ The tenant’s right to reduced rent when the landlord performs Attachment customary maintenance works on the premises or the property is governed by an attachment

Official requirements, etc	It is the responsibility of

☐ the landlord ☑ the tenant to arrange and pay for any measures which may be required by any insurance company, town planning committee, environmental committee, fire authority or other authority after the date of access, in relation to the premises for their proposed use. The tenant shall confer with the landlord prior to undertaking any measures.
Notice
Please observe that in some cases, in addition to crossing a box, an attachment must be provided for the agreement in the attachment to apply. This applies for example to index clauses, clauses about property tax, and the tenant’s right to reduction of rent in case of customary maintenance. See Guidance drafted by the organisations.
Fastighetsägarna i Sverige [Property Owners of Sweden] Form 12B, drafted in 1998 in cooperation with Svensk Handel [Swedish Trade] and Sveriges Hotel- och Restaurant Företagare [Hotel and Restaurant Businessmen of Sweden]

Reprints prohibited

Sign	Sign
[initials]	[initials]

LEASE OF PREMISES	p 4(4)
No. 6710-101

The undersigned have today concluded the agreement set out below:	A crossed box indicates that the text following the box applies.

Signs, awnings, windows, doors, etc.	The tenant shall have the right, upon consultation with the landlord, to place a signboard, as customary for the tenant’s activities, provided that the landlord does not have a justified reason for refusal and that the tenant has all the required permits from relevant authorities. Upon vacation of the premises, the tenant shall restore the façade of the building to an acceptable state.

In the case of significant maintenance works such as renovation of the building’s façade, the tenant shall be responsible, at his own cost, for removing and refitting any sign boards, awnings, and antennas.

The landlord undertakes not to install vending machines or showcases on the outside walls of the premises leased to the tenant without the tenant’s consent and grants the tenant the option to install vending machines and show cases on these walls.

☐ The landlord

☑ The tenant

shall be liable for any damage caused by the actions of

☑ windows ☐ shop windows ☑ entrance doors
☑ signboards ☐

☐ The tenant shall provide insurance against any damage to the glass in all of the display windows and entrance doors of the premises.

Locks	☐ The landlord ☑ The tenant shall provide the premises with all locks and safety equipment required by the tenant’s business- or corporate insurance.

Force majeure	The landlord shall be released from his obligation to perform hereunder and shall not be held liable for any damages if the performance of the landlord’s obligations hereunder becomes impossible, or possible only at abnormally high cost, as a result of war or civil unrest, blockade, fire, explosion, or measures taken by an official authority, over which the landlord has no control and which he has not been able to foresee.

Security	This lease shall be valid on condition that security in the form of Attachment

☐ a bank guarantee ☐ other guarantee ☐ submitted no later than

Special provisions	Attachments 1-6 to this lease shall apply as if they are integral parts of this lease.

Signature	This lease, which may not be registered without special consent, has been made in two identical copies, one for each party hereof. This lease replaces all previous agreements between the parties concerning the subject matter hereof.

Place, date	Place, date
Lund, June 23, 2011	Lund, June 23, 2011

Landlord	Tenant
Fastighets AB Remulus Lund 3	Qliktech International AB
[illegible signatures]	[illegible signature]

Name	Name
Andreas Lundberg	Lars Björk
Staffan Haglind

Agreement regarding moving out	Due to an agreement reached today, this lease loses validity as of on which date the tenant undertakes to vacate the premises.

Place, date	Place, date

Landlord	Tenant

Assignment	This lease is assigned as of, and including, to

	Assigning (leaving) tenant	Assignee tenant Personal identity/registration number

The above assignment is approved	Place, date	Landlord
Notice
Please observe that in some cases, in addition to crossing a box, an attachment must be provided for the agreement in the attachment to apply. This applies for example to index clauses, clauses about property tax, and the tenant’s right to reduction of rent in case of customary maintenance. See Guidance drafted by the organisations.
Fastighetsägarna i Sverige [Property Owners of Sweden] Form 12B, drafted in 1998 in cooperation with Svensk Handel [Swedish Trade] and Sveriges Hotel- och Restaurant Företagare [Hotel and Restaurant Businessmen of Sweden]

Reprints prohibited

ATTACHMENT 1 1(5)

Tenant: Qliktech International AB
SIZE, USE, DESIGN,
CONDITION ETC. OF PREMISES
Property: Forskaren 3	Lease number: 6710-101
1	SCOPE AND USE OF PREMISES
Pursuant to this lease, the areas set out below are leased. The premises will be used as offices, research and development, for the purpose of the tenant’s own business.
The scope and use of the premises:

	Area (m2) BRA
Floor	(Usable floor area)	Use
1	1278	Office
2	1263	Office
3	1264	Office
4	1264	Office

TOTAL	5069

The scope of the leased premises has been marked on the attached drawings, Attachment 4.
The signatory of this Lease shall be the person who runs the business in the premises as per the above. Otherwise the tenant shall apply for voluntary tax liability for lease (subleasing). Such sublease may not take place without the consent of the landlord.
2	ENVIRONMENTAL IMPACT
The tenant shall, prior to the date of entry, obtain the required permits for the business which it operates in the premises and the property and shall be responsible for running the business in accordance with laws, regulations and rules applicable to the business.
The tenant has a duty to notify the landlord immediately of applications made for permits and decisions and results thereof.
The tenant shall immediately notify the landlord of any contamination or other substance that is discovered or present in the premises and may result in damage or inconvenience to health or the environment.
If an injunction, penalty or fine is issued against the landlord because of nuisance and/or damage for which the tenant is responsible according to environmental legislation applicable at any given time, and which arose as a consequence of the tenant’s present or past business in the premises, the tenant undertakes to indemnify the landlord. This obligation also applies after the termination of the lease.
In the event the tenant takes any after-treatment measures in the premises, the tenant undertakes not to file any claims against the landlord in connection with such measures unless such measures would otherwise have been the duty of the landlord pursuant to applicable legislation. [initials]

Lease 6710-101	[initials]

ATTACHMENT 1 2(5)
Tenant: Qliktech International AB
SIZE, USE, DESIGN,
CONDITION ETC. OF PREMISES
Property: Forskaren 3	Lease number: 6710-101
The vacating examination, see Attachment 3 Clause 6, shall include an examination of substances hazardous to the environment or health. Required remedial action or other measures shall be arranged and paid for by the tenant if such substances are related to the tenant. Measures will be taken following consultation with the landlord.
3	DESIGN AND CONDITION OF PREMISES
The premises, together with associated spaces, are leased in their current condition. The landlord shall adjust the premises after the tenant’s requirements in accordance with Attachment 4, drawings. The adjustment is to be carried out in accordance with the provisions of Attachment 6, Technical description, and otherwise in accordance with the property’s current standard.
The furniture apparent on the drawings in Attachment 4 is not included in the lease.
Regardless of the design and condition of the premises, the landlord shall be entitled to complete any changes or additions for architectural or similar reasons or as required by relevant authorities. In such cases, reasonable regard shall be given to the wishes of the tenant.
4	OPERATION
The property’s basic installations with respect to cooling and ventilation provided by the landlord shall be operational between 8 AM and 8 PM weekdays. The tenant and the landlord shall discuss the period of operation and shall adjust it according to the times when the premises are actually used. Outside these times, ventilation and cooling can be controlled manually. During maintenance and conversion works requiring stoppages during normal office hours, the landlord shall inform the tenant with sufficient notice, having regard to the nature of the business. The landlord shall consult with the tenant when such stoppages are planned so that these do not compromise the tenant’s safety and in order to have regard to the tenant’s business.
5	MAINTENANCE, ETC.
The allocation of responsibilities is described in more detail in the Demarcation List with respect to maintenance and operation, Attachment 5.
The Forskaren 3 block consists of two buildings, house 1 and house 2 (see Attachment 4, Situation Plan). House 1 shall be liable for 47% of the communal costs in the Forskaren 3 block.
The tenant shall not be entitled to any reduction of rent in respect of damage or infringement of its usufruct in connection with customary maintenance and operation or because of temporary interruptions in the provisions of heating, cooling, water, sewerage, power, ventilation etc.
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 1 3(5)
Tenant: Qliktech International AB
SIZE, USE, DESIGN,
CONDITION ETC. OF PREMISES
Property: Forskaren 3	Lease number: 6710-101
Customary maintenance includes non-comprehensive maintenance resulting in the tenant being unable to use a significant part of the premises.
The landlord shall begin consulting with the tenant concerning maintenance works that affect the tenant in good time before the start of such works.
6	FIRE SAFETY
The tenant shall be responsible for the fire safety of its business in the leased premises in accordance with the Law on the Prevention of Accidents (LPA). This liability includes, for instance, ensuring that evacuation routes are kept clear and that fire extinguishers are kept functional. The landlord is responsible for the property’s fire protection in accordance with applicable regulations.
7	NOTICE OR CHANGES TO LEASED PREMISES
The tenant may, during the design phase, have an influence on the design of the premises to a limited extent, provided that the landlord so accepts.
The tenant shall give notice, in accordance with a time of notice plan, or, if notice is not included in the time of notice plan, and nothing else is otherwise agreed, within 5 working days of a request by the landlord. If no response is provided as above, the landlord shall have a right to choose the design in accordance with the agreed standard in order if possible to avoid financial consequences and/or delays in the project. After a notice has been submitted or the landlord has made the selection as per the above, the design shall be deemed to have been decided.
If the tenant’s notice result in a change of, or addition to, the contractual design, the landlord shall notify the tenant of this and this obligation shall be included on the ÄTA list for further negotiation, see below.
By ‘Changes and additions’ is meant: Alternative design or function, other than that previously agreed, decided or reported by the parties, requested by the tenant, or a notice leading to a change in duration and/or cost.
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 1 4(5)
Tenant: Qliktech International AB
SIZE, USE, DESIGN,
CONDITION ETC. OF PREMISES
Property: Forskaren 3	Lease number: 6710-101
8	PROCUREMENT OF CHANGE OR ADDITION
The landlord shall be responsible for drawing up a current list of changes and additional works (the ÄTA- list) listing the changes and additions to the design requested by the parties under this lease. This list shall specify the current changes and additions under review as well as confirmed changes and additions including agreed payments. The ÄTA- list shall be continuously updated at program/user meetings.
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 1 5(5)
Tenant: Qliktech International AB
SIZE, USE, DESIGN,
CONDITION ETC. OF PREMISES
Property: Forskaren 3	Lease number: 6710-101
9	PAYMENT OF COSTS OF CHANGES AND ADDITIONS
If a change or addition leads to increased costs, these shall be paid for as follows.
The parties shall agree on installment payments for changes and additions works as the work progresses. The final payment shall be made no later than one month after the completion of the measure in question.
10	COORDINATION OF THE TENANT’S WORK
The tenant shall have access to the premises during the conversion and has a right to begin its own work (side contractor, SC) only after agreement with the landlord and the latter’s main contractor. The tenant shall inform the landlord of the scope and duration of its own works before the procurement of these, and the tenant’s works shall be carried out in a manner that does not obstruct the work of the main contractor.
The tenant and the side contractor procured by the tenant shall undertake to accept the conditions imposed by the landlord via the main contractor before entry in the workplace. Such conditions relate to the regulations in the workplace, environmental requirements, access to production installations, industrial safety, contractual terms in connection with the Co-Determination Act, identity requirements and time of entry etc. so that the tenant’s works do not obstruct or disturb, but rather, can be coordinated with the landlord and the main contractor.
The tenant shall compensate the landlord for coordination of timing with the main contractor and for any potential costs, caused by his own works or that of the side contractor, that are incurred by the main contractor or the landlord and which may arise in connection with the tenant’s or the side contractor’s works and additional services such as waste disposal, additional cleaning, complementing paint works, piercing and fire sealing of installations, etc.
The main contractor shall be responsible for coordinating the timing of the tenant’s own works.
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 2 1(2)
Tenant: Qliktech International AB
RENT AND RENT SUPPLEMENTS
Property: Forskaren 3	Lease number: 6710-101
1	RENT AND INDEXATION
Basic rent (nine million three hundred ninety-six thousand six hundred) SEK 9,396,600 is adjusted to the index level (CPI) for the month of October 2007. The rent shall be variable per calendar year and is payable in one amount consisting of basic rent, increased proportionately by the change entailed by the consumer price index, total index, with 1980 as base. In order to set changes in the consumer price index the index amount for the month of October 2007 shall be compared with the same index for the month of October the year previous to the year in which the changed rent applies.
Rent due shall never be set lower than the rent amount stated in the contract.
2	HEATING, COOLING, POWER, VENTILATION, WATER AND SEWERAGE
The tenant shall, at the same time as paying rent, and as a supplement to this, pay compensation for the Landlord’s fixed and variable costs of heating, cooling, power, ventilation and water and sewerage.
Heating, cooling, power, ventilation and water and sewerage shall be payable as follows:
The landlord’s costs of heating, cooling, power, ventilation and water and sewerage in the property and the building are paid in part, by way of installment amounts adjusted in accordance with calculated costs in connection with payment of rent, and in part, by way of an annual final settlement. The final settlement shall be made in connection with the notice of rent for the 2nd quarter in the subsequent calendar year.
The tenant is entitled however to sign its own subscriptions for the utilities mentioned above. The landlord shall be given access to information on current consumption.
3	POWER FOR THE BUSINESS
The tenant shall sign its own subscription for power which involves all parts of the property.
4	PROPERTY TAX AND OTHER FEES
As an addition to rent, the tenant shall, during the term of the lease and at the same time as rent payments, pay at each time 47% of the property tax, fees or charges payable with respect to the property, as decided by the parliament, the government, municipality or other authority. [initials]
[initials]

ATTACHMENT 2 2(2)
Tenant: Qliktech International AB
RENT AND RENT SUPPLEMENTS
Property: Forskaren 3	Lease number: 6710-101
5	INFORMATION CONCERNING THE TENANT’S OWN INVESTMENTS IN THE PREMISES
The tenant undertakes no later than January 31 each year to submit information regarding the investments (concerning renovations, retrofit, new constructions and the so-called widened repair deduction) made in the premises leased by the tenant during the previous calendar year. This information shall include:
•	A description of the respective measure,

•	Total expenditure on the respective investment,

•	Total ingoing VAT applicable to the respective investment,

•	Deducted ingoing VAT for the respective investment.
Lease XXX-XXX

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 3 1(3)
Tenant: Qliktech International AB
SPECIAL PROVISIONS
Property: Forskaren 3	Lease number: 6710-101
1	TERM OF LEASE AND DATE OF ENTRY
The first day of the lease is called the date of entry, and as of this date, rent is payable. The tenant and the landlord have agreed that the landlord shall prepare the premises in accordance with Attachment 4, drawings.
The tenant is aware that during the conversion, access to the premises will be limited and that entry is subject to the landlord’s and the landlord’s main contractor’s consent. The tenant may access the premises to carry out its own works as described in Attachment 1, clause 10.
The conversion is planned to last approx. four (4) months.
The tenant undertakes, without compensation or reduction of rent, to accept that there is no access to the premises during such period other than as stated above. The tenant further undertakes, without compensation or reduction of rent, to accept any potential temporary installations, adjustment works, and complementary painting works etc., which are deemed normal in connection with moving in and also for a short duration after the date of entry. However, it is up to the landlord to ensure that such faults and deficiencies which may be significant for the tenant’s use of the premises are remedied without delay, having regard to the tenant’s business, and in such a way as not to compromise the tenant’s safety.
2	CONVERSIONS, ETC. DURING THE TERM OF THE LEASE
The tenant shall have a right, at his own cost, to carry out building, installation or furnishing works within the premises provided such works have been agreed in writing with the landlord. The tenant must also obtain the landlord’s approval of hired consultants and the contactor before these may start works.
Costs of investment, ingoing and deducted VAT under this clause, shall be reported according to Attachment 2 “Information concerning the tenant’s own investments in the premises”.
Works shall be carried out to a professional standard and in accordance with applicable laws, standards and constitutions as well as the property’s environmental standard. The tenant shall also obtain and pay for required permits from relevant authorities and pay for the changes in the premises’ relationship drawings caused by the works. The tenant shall be responsible for and/or pay compensation to the landlord for any damage and additional costs which such conversion works may cause. Following a completed conversion under this clause, the tenant shall be responsible for updating the relationship drawings for the premises. [initials]
[initials]

ATTACHMENT 3 2(3)
Tenant: Qliktech International AB
SPECIAL PROVISIONS
Property: Forskaren 3	Lease number: 6710-101
Unless otherwise agreed in writing in connection with the approval of the measure as per the above, the measure shall be restored by the tenant on vacating the premises.
3	INSURANCE
The tenant undertakes, for the duration of the term of the lease, to conclude and maintain in-force standard property insurance. The tenant shall bear any costs arising as a result of the tenant’s changed business in relation to the plans as at the date of entry according to Attachment 1 clause 1.
The tenant must have satisfactory insurance, including liability insurance, with respect to the business that the tenant runs in the premises.
The tenant shall bear the costs of insuring property belonging to the tenant, liability insurance and other satisfactory insurance associated with the tenant’s business.
4	REGISTRATION CERTIFICATE
The tenant must once per annum notify the landlord of all changes notified to the Swedish Companies Registration Office entailing an amended certificate of registration and change of ownership.
The notice shall be made in writing by the tenant sending a new certificate of registration or a certificate of amendment to the landlord reflecting such changes.
5	ADDRESS
Qliktech International AB, Scheelevägen 24-26, 223 63 Lund is the address to which the landlord may send the tenant notices of termination or other notices relating to the lease.
6	SIGNS
The lease entails a right to use facade space free of charge for luminous advertising or other signage on the leased property. The tenant’s proposed signage shall be approved by the landlord prior to the tenant’s application, at its own cost, for building permission for the sign. Projection, production, assembly, operation and maintenance, repairs and any replacement of luminous advertising or other signage shall be paid for by the tenant as well as the power supply including necessary installations. The tenant shall bear the cost of any advertising tax for the sign.
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 3 3(3)
Tenant: Qliktech International AB
SPECIAL PROVISIONS
Property: Forskaren 3	Lease number: 6710-101
7	MOVING OUT
The tenant shall, when moving out, take with him any property the tenant owns and has installed in the premises and adjacent space according to the lease as well as in the property in general following the signing of this lease.
If the tenant, on moving out, removes property mentioned in the previous paragraph, the tenant is obligated to repair any damage that may have occurred in the premises in connection therewith so that the premises are returned in a satisfactory state. When assessing what is satisfactory, consideration shall be given to who had the maintenance duty according to Attachment 1 clause 5. The tenant’s duty to restore the premises relates to the condition the premises were in at the date of entry.
The parties shall, on vacating the premises, carry out a joint inspection of the premises and draft a protocol of noted circumstances and any potential requests for measures.
8	RULES OF OPERATION AND CARE RELATING TO PROPERTY
The tenant undertakes to observe the rules and instructions of the landlord concerning the operation and care of the property from time to time. These rules include, for instance, deliveries and transports to and from the property and source separation of waste.
9	PARKING
The agreed rent includes the use of 102 above-ground parking permits within the Property.
10	ASSIGNMENT
The tenant is entitled to assign the tenancy to the premises if agreed in writing with the landlord.
11	SUBLEASING
The tenant is entitled to sublease the leased premises or to be compensated by companies that are affiliated with the tenant if approved in writing by the landlord. An affiliated company means a company that controls, or is controlled solely or jointly by the tenant. In the event that subleasing or assignment entails additional costs for the landlord, the tenant shall bear such costs.
The tenant intends to sublease the leased premises to Qliktech Nordic AB and Qliktech International Markets AB.
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

Kv Forskaren, Lund

Attachment 4

Forskaren Block Lund Adjustment to tenant requirements Qliktech Tema 2010-12-14 www.temagruppen.se tema:

House 1:2

Attachment 4 3

PLAN 2

Forskaren Block Lund Adjustment to tenant requirements Qliktech Tema 2010-12-14 www.temagruppen.se tema:

House 1:4

Attachment 4 5

NORR
SKALA 1:200/A3

PLAN 4

Forskaren Block Lund Adjustment to tenant requirements Qliktech Tema 2010-12-14 www.temagruppen.se tema:

House 2:2

Attachment 4 7

PLAN 2

NORR

SKALA 1:800/A3

tema:

Forskaren Block Lund Adjustment to tenant requirements Qliktech Tema 2010-12-14 www.temagruppen.se

House 2:4

Attachment 4 9

PLAN 4

NORR

SKALA 1:200/A3

Forskaren Block Lund Adjustment to tenant requirements Qliktech Tema 2010-12-14 www.temagruppen.se tema:

[see translated key on following page]

Key to diagrams:
Baggage = luggage
Brandlarmstablå = fire alarm board
Damer = ladies
Data = computers
Datorsal = computer hall
Diskrum = dishwasher room
Dusch = shower
El/tele = power/telecommunications
Entrehall = entrance hall
Fastigh. Städ = cleaning (building)
Förrråd = storage
Förrum = vestibule
Fritös = deep fryer
Godsmottagning — acceptance of goods
Herrar = gentlemen
Hiss = lift
Kaffe = coffee
Kallskänk = cold buffet
Kompletterad utrustning i kök = completed equipment in kitchen
Konferensrum = conference room
Kontor = office
Kopering = photocopying
Microkök = microwave kitchen
Miljörum = environmental room
Mötesrum = meeting room
Nytt fönster = new window
Öppet kontor = open landscape
Pausrum = breakout room
Pentry = pantry
Postgodsmottagning = mail room (receipts)
Projektrun = project room
Rangering = marshalling
Säkerhetsrum = security room
Sanering = sanitation
Server och testrum = server and test room
Sevrering = service
Skolsal = training room
Spis = cooker
Stekbord = frying table
Teknik = technology
Torrfrd = dry storage
Trappa = stairs
Trapphall = stair hall
Tyst rum = quiet room
Ugn = oven
Utr väg = evacuation route
Utrustnig = equipment
Varumottagning = acceptance of goods
Vilrum = resting room

ATTACHMENT 5 1(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING CARE, OPERATION, MAINTENANCE AND REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-101
1	SCOPE
This demarcation list shall govern the care, operation, maintenance and replacement of installations for building, ventilation, cooling, heating, sanitation, power, lifts, control and monitoring within the premises.
2	ALLOCATION OF RESPONSIBILITIES
Generally, the landlord shall be responsible for care, operation and maintenance as well as replacement. However the tenant shall be responsible for maintenance of all surfaces, locks and alarms as well as for the maintenance and operation of fittings and equipment provided by the landlord. The tenant shall also be responsible for all equipment installed by and/or paid for by the tenant including care, operation and maintenance as well as replacement.
Deviations in relation to the above are reflected in the demarcation list below.
The tenant understands that the landlord, his consultants and his contractors must have access to the premises in order for the landlord to be able to fulfill its obligations under this lease. Access to the premises shall take place according to agreement with the tenant so that regard is given to the tenant’s business and that its safety is not compromised.
In the event of faults and deficiencies caused by burglary, tampering, neglect by the tenant or third parties, or their administration otherwise, the tenant shall bear the costs of operation, maintenance and replacements necessary for restoration.
3	RULES OF COMPENSATION
Costs of care, operation and maintenance and replacement shall be paid by the responsible party. The tenant’s liability for replacement of equipment only extends to equivalent function. Liability for increased capacity, improved function, etc. must be agreed to by the parties.
4	DEFINITIONS
The definitions below are compiled from AFF (Contracts for property management), second edition, March 1996.
Care:
Operational measures including observation of function in a management item and reporting of potential deviations.

ATTACHMENT 5 2(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING CARE, OPERATION, MAINTENANCE AND REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-101
Operation:

Measures with an expected interval of less than one year, aimed at maintaining the function in a management item.
Maintenance and replacement:

Measures aimed at restoring the function in a management item.
The following abbreviations are used:
L = Property owner/Landlord
T = Tenant
5	DEMARCATION LIST REGARDING LEASED PREMISES

Person
responsible
			Person	for
		Person	responsible	maintenance
		responsible	for	and
Designation	Equipment	for care	operation	replacement	Notes

Land

Coatings	Asphalt	T	L	L
	Paving	T	L	L
	Kerbstone	T	L	L
	Painting of lines	T	L	L
	Snow removal	T	L	L
	Cleaning	T	T	L

Plantations	Care	T		L	2 times/annum

HOUSE

Signs	Signs	T	T	T
	Sign erection	T	T	T

Windows (perimeter)	Glass	T	T	L
	Inside frame	T	T	L
	Inside casement	T	T	L
	Hardware	T	T	L
	Window cleaning	T	T	T

Facade	Cleaning	T	L	L
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 5 3(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING CARE, OPERATION, MAINTENANCE AND REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-101

Person
responsible
			Person	for
		Person	responsible	maintenance
		responsible	for	and
Designation	Equipment	for care	operation	replacement	Notes

Doors	Door	T	T	L
	Glass	T	T	L
	Lock case	T	T	L
	Cylinder	T	T	T
	Handle	T	T	L
	Electric lock	T	T	T	Safety
	Power terminal block	T	T	T	Safety
	Magnet	T	T	T	Safety
	Card reader	T	T	T	Safety
	Code lock	T	T	T	Safety
	Siren	T	T	T	Safety
	Evacuation handles	T	L	L	In consultation with T
	Door shutters	T	T	L	Fire door
	Safety passage carousel door	T	T	T

Extinguishing installation	Fire extinguishers	T	T	T	Hand fire extinguisher

Flooring	Stone flooring	T	T	L
	Textile carpet	T	T	T
	Linoleum	T	T	T
	Semiconducting flooring	T	T	T	Only technical spaces
	Ceramic flooring	T	T	T\L	Maintenance T Replacement L

Walls	Carpentry	T	T	L
	Wallpaper/fabric	T	T	L
	Painting	T	T	T

Interior ceilings	Ceiling	T	T	L
	False ceiling	T	T	L

Sections	Metal	T	T	L
	Wood	T	T	L
	Glass	T	T	L

White goods	Fridge/freezer	T	T	T	Installed by L
	Microwave over	T	T	T	Installed by L
	Dishwasher	T	T	T	Installed by L

HVAC
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 5 4(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING CARE, OPERATION, MAINTENANCE AND REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-101

Person
responsible
			Person	for
		Person	responsible	maintenance
		responsible	for	and
Designation	Equipment	for care	operation	replacement	Notes

Sanitation	Pantry	T	T	L
	WC	T	T	L
	HWC	T	T	L
	Cleaning	T	T	L
	Cleaning drains	T	L	L
	Basins	T	T	L
	Central vacuum	T	T	L/T	Installation by L, Maintenance T, replacement L

Power — other

Lighting	Light fittings	T	T	L	Installation by L
	Light fittings	T	T	T	Installation by T
	Light sources	T	T	T

	Downhill’s poles	T	T	T

Evacuation	Signage	T	T	L	Regulatory requirements: L

Lift	Lift car internal surfaces	T	T	L	L responsible for other parts

Cooling	Cross connection room	T	T	T

Evacuation alarm	Alarm	T	L	L
	Heat detector	T	L	L
	Smoke detector	T	L	L

Sprinkler	Central	L	L	L
	Pipes	L	L	L
	Sprinkler head	T	L	L

Burglary alarm	Sensor	T	T	T
	Central unit	T	T	T
	Alarm board	T	T	T
	Transmission equipment	T	T	T

Passage control devices	Card reader	T	T	T
	Subsidiary central	T	T	T
	Central unit	T	T	T
	Security lock	T	T	T
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 5 5(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING CARE, OPERATION, MAINTENANCE AND REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-101

Person
responsible
			Person	for
		Person	responsible	maintenance
		responsible	for	and
Designation	Equipment	for care	operation	replacement	Notes

Computer/	Distribution network	T	T	T
Telecommunications network	Trunk network	T	T	T
	Computer/Telecom sockets	T	T	T
	Comm. Equipment	T	T	T
	Cable-TV to point of connection	T	L	L	Installation by L to point of connection
	Cable TV from point of connection	T	T	T
	TV-surveillance	T	T	T

Emergency signal	HWC	T	T	L
	Resting room	T	T	L

Environment etc.	Environmental station	T	T	L
	Clean-up central	T	T	T

Compressed air	Lines	T	T	T
1.
Lease 6710-101

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 6
Tenant: Qliktech International AB
BRIEF TECHNICAL DESCRIPTION
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-101, 6710-102
This brief technical description relates to both house 1 and house 2, see Attachment 4, unless otherwise stated.
The following abbreviations are used:
L = Property owner/Landlord
T = Tenant
Construction

General
The premises are leased in existing state. Adjustments according to Attachment 4 are carried out according to the existing standard, unless otherwise specified. The installations in the house are dimensioned for the occupancies set out in Attachment 6a.

New walls for offices will be designed as system walls. New sections will be white.
Areas for kitchen and dining room on the ground floor of house 2.
The area shall be a kitchen as per Attachment 4 drawing conversion kitchen (kitchen plan).
T owns and shall be responsible for all equipment/devices as well as products in environmental rooms, goods acceptance, dishwasher room, preparation, serving and areas for seating. T shall ensure that all regulatory requirements are fulfilled and required permits are obtained for the premises and the business in the premises.
Heating, cooling
The premises shall be heated primarily with radiators and convectors placed under and next to windows.
Cooling of premises is done primarily with active chilled beams fitted in false ceilings and/or via cooled air through diffusers in exceptional cases. [Init.]

ATTACHMENT 6
Tenant: Qliktech International AB
BRIEF TECHNICAL DESCRIPTION
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-101, 6710-102
Ventilation
Mechanical supply air via active chilled beams, inset in false ceilings. Exhaust air through exhaust vents in sanitary installations and interior zones, e.g. pantry, cloakrooms, etc. Individual room regulation in conference rooms and by zones in large rooms. Forced supply and exhaust air in conference rooms designed for 7 or more persons.
Room air temperature indoors during non heating periods 22-25 °C.
Room air temperature indoors during heating period 20-23 °C.
The requirement applies to weekdays, working hours 8 AM to 6 PM and during dimensioning outdoor conditions 27 °C/50% RH equivalent to quality class TQ2 according to the VVS Tekniska Föreningen [transl:Technical Plumbing Association, association of persons working with issues relating to energy, the environment and installation technology, founded 1909].
The above mentioned working hours constitute the basis for the energy calculations regarding the buildings. Working hours may change if the tenant so wishes, with altered energy consumption as a consequence.
If work is carried out outside normal working hours, ventilation can be started on the respective floor and be operational for a certain set time.
Power
The installation includes a monitored five conductor system for main cables, switchboards and cabinets.
All spaces are provided with 1 2-way socket for cleaning / 10 m.

Exceptions for smaller areas such as WC.
Each work station will be equipped for 1 3-way socket.
Completion with 12 new 16 A sockets/plan will be completed by L (applies to House 1 floors 3+4 and House 2 floor 3).
Lighting
L shall install basic lighting of 300 lux.
Lighting shall be divided into zones where it is possible to turn on and off lighting separately. Home safe lighting shall be arranged so that certain corridor lighting is always on. In storage, cleaning, HWC and WC spaces there will be presence control. In larger conference rooms areas can be divided into zones and lighting can be dimmed. [initials]
[initials]

ATTACHMENT 6
Tenant: Qliktech International AB
BRIEF TECHNICAL DESCRIPTION
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-101, 6710-102
Computers and telecommunications
Ducting for a double socket for computers/telecommunications per work station and in conference rooms, interview rooms and break rooms to the extent required.
Cross-connect room for telecommunications/computers
The area is not sprinkled, forms its own fire-cell as regards construction, no smoke dampers, no ventilation.
UPS-room
The space does not have a separate extinguishing system or gas-tight batteries.
Safety and protection
The buildings have an outer perimeter with protection class 2 according to SSF 200:3.

Glass class is P6B up to 6 m above ground.
Safety room
The space is not sprinkled, forms its own fire-cell as regards construction, no smoke dampers, no ventilation.
Evacuation alarm
Tempered evacuation alarm.
Fire
L shall be responsible for the property’s fire protection according to regulatory requirements. T shall be responsible for fire safety within the leased property in accordance with Attachment 1, Paragraph 6.
Sprinklers
The buildings have sprinklers. [initials]
[initials]

ATTACHMENT 6
Tenant: Qliktech International AB
BRIEF TECHNICAL DESCRIPTION
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-101, 6710-102
Central vacuum cleaner
Installed in both houses.
Cold storage, house 2
In the basement of house 2, L shall carry out preparation and installation of district cooling, power (70kW), ventilation (create pressure for the server room) and sewage (for a smaller water quantity) for a future server room. If T wishes that a server room be installed, T is entitled to install a server room at his own cost. When moving out, the space shall be restored in accordance with Attachment 3, paragraph 7.

L shall adjust other areas in this space so that they can be used as cold storage.
Other
Spaces with personal alarms, such as HWC and resting rooms are provided with a local personal alarm.
L shall complete and fit 3 flag poles placed at the entrance for vehicles to house 2.
L shall complete 5 smaller pantries with dishwashers (applies to house 2, and house 1 floors 3 and 4).
Back walls in House 1 shall be plastered and painted white. The same applies to entrance walls in the main stairway. [initials]
[initials]

ATTACHMENT 6a
Tenant: Qliktech International AB
OCCUPANCY, drawings
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-101, 6710-102
OCCUPANCY
Drawing:
A-49_1-11
A-49_1-12
A-49_1-13
A-49_1-14 [initials]
[initials]

PH 08-11-12
KV. FORSKAREN 3, LUND
SKANSKA
NYBYGGNAD AV KONTOR
A-40-1-11

NEW CONSTRUCTION OFFICES
Occupancy spaces
House 1

KV. FORBKAREN 3, LUND
SKANSKA
NYBYGGNAD AV KONTOR

NEW CONSTRUCTION OFFICES
Occupancy spaces
House 1

PH 08-11-12

KV. FORSKAREN 3, LUND

SKANSKA

NYBYGGNAD AV KONTOR

A-49-1-13

NEW CONSTRUCTION OFFICES

Occupancy spaces

House 1

PH 08-11-12
KV. FORSKAREN 3, LUND
SKANSKA
NYBYGGNAD AV KONTOR
PLANA

NEW CONSTRUCTION OFFICES
Occupancy spaces
House 1

[logo]	LEASE OF PREMISES	p 1(4)
FASTIGHETSÄGARNA		No. 6710-102

The undersigned have today concluded the agreement set out below:	A crossed box indicates that the text following the box applies.

Landlord	Fastighets AB Remulus Lund 3			Personal identity no./Business Registration no.: 556686-2404

Tenant	Qliktech International AB			Personal identity no./Business registration no. 556472-2691

Address of premises etc.	Municipality Lund			Property Forskaren 3
	Street Scheelevägen			Floor, building No. Flat number
Address for notices Scheelevägen, 223 63 LUND

State and use of premises	The premises and connected areas are used in their current state, unless otherwise stated, as: OFFICES, RESEARCH AND DEVELOPMENT

Size and extent of premises	Shop areas Floor | m2	Office areas Floor | m2 Floor | m2 1-4 5827		Storage area Floor | m2	Other areas Floor | m2 0 316 Cold storage 3 41 Walkway bridge

The areas above ☐ have ☑ have not been measured in connection with the conclusion of this agreement.

If the area of the premises as stated herein is incorrect, this does not entitle the tenant to repayment or the landlord to a higher rent, respectively.

☑ the leased premises have been marked on the attached drawing(s). Attachment 4

	access by vehicles for loading and unloading ☐	space for a sign ☑	space for show-case/vending machine ☐	parking spaces for ☑ 114 vehicles	garage spaces for ☐ vehicles	☐

Furnishings etc.	The premises are leased Attachment
	☑ without furnishings for any specific type of activities			☐ with furnishings for a specific type of activities as per an attachment
At the end of the lease, the tenant shall, unless otherwise agreed, remove the tenant’s belongings and restore the premises to an acceptable state.

The parties agree that they shall, on the last day of the lease at the latest, carry out an inspection of the premises.

If as a result of the tenant’s action – taken with or without the landlord’s consent – the premises contain materials, at the end of the lease, in respect of which it was not been specifically agreed that the tenant shall be responsible, the tenant shall remove the materials or compensate the landlord for costs incurred to remove these, such as refuse tax, costs of transport and dumping or the like.

Telephone lines	☑ the tenant shall pay for installation of landlines required from the point of connection identified by the operator to the location in the premises chosen by the tenant in agreement with the landlord.

☐ the landlord shall pay for the installation of landlines up to the premises. The installation of cables within the premises shall be arranged and paid for by the tenant but shall be agreed with the landlord.

Lines for data communication	☑ the tenant shall pay for installation of cables required from the point of connection identified by the operator to the location in the premises chosen by the tenant in agreement with the landlord.

☐ the landlord shall pay for the installation of cables up to the premises. The installation of cables within the premises shall be arranged and paid for by the tenant but shall be agreed with the landlord.

Term	From May 1, 2011			To April 30, 2019

Notice of termination/extension	This lease may be terminated by written notice at least 12 months before the expiry of the lease otherwise the lease shall be renewed for another 3 years on each occasion

Heating and hot water	The heating of the premises shall be the responsibility of the ☑ landlord ☐ tenant Hot water ☑ shall be available all year ☐ shall not be available
Notice
Please observe that in some cases, in addition to crossing a box, an attachment must be provided for the agreement in the attachment to apply. This applies for example to index clauses, clauses about property tax, and the tenant’s right to reduction of rent in case of customary maintenance. See Guidance drafted by the organisations.
Fastighetsägarna i Sverige [Property Owners of Sweden] Form 12B, drafted in 1998 in cooperation with Svensk Handel [Swedish Trade] and Sveriges Hotel- och Restaurant Företagare [Hotel and Restaurant Businessmen of Sweden]
Reprints prohibited

Sign. [initials]	Sign. [initials]

LEASE OF PREMISES	p 2(4)
No. 6710-102

The undersigned have today concluded the agreement set out below:	A crossed box indicates that the text following the box applies.

Rent	Kronor (SEK) 11 401 126 per year which constitutes ☐ total rent ☑ rent excluding the additions below

Index clause	☑ Amendment of said rent will be made in accordance with the attached index clause Attachment 2

Cost of heating and hot water	☑ The amount charged for heating/fuel will be established on the basis of the attached clause Attachment 2

Water	☑ The amount charged for water will be established on the basis of the attached clause Attachment 2

Cooling Ventilation	☑ The amount charged for special cooling and ventilation will be compensated Attachment 2 on the basis of the attached clause

Electricity	☐ is included in the rent		☑ the tenant has an individual subscription

Cleaning of stairways	☐ is included in the rent		☑ is arranged and paid for by the tenant

Packaging and removal of refuse	To the extent that it is the landlord’s responsibility to provide space for storage of refuse and packaging and to arrange removal of such refuse it is the responsibility of the tenant to sort and place refuse in the vessels provided in the appropriate location and to cooperate in any further separation at source as the landlord may decide.

Packaging and removal of refuse

☐ is included in the rent

☐ is arranged and paid for by the tenant (however it is the landlord’s responsibility to provide appropriate vessels and space for refuse)

☑ is included in the rent in relation to specific types of refuse described above. It is the tenant’s responsibility to arrange and pay for collection, sorting, storage and transport of refuse types which are not described below.

	☑ household waste	☑ fluorescent light-bulbs	☐ hard plastic packaging
	☐ bulky refuse	☐ metal packaging	☐ hazardous waste under Ordinance 1996:971 regarding hazardous waste
	☐ biodegradable refuse	☑ uncolored glass packaging	☐
	☑ newspapers	☑ colored glass packaging	☑ Normal office waste
	☑ batteries	☑ paper packaging	☐
Removal of snow and sanding	☑ is included in the rent	☐ is arranged and paid for by the tenant	☐ as per attachment Attachment

Property tax	☐ is included in the rent	☑ is paid under a separate agreement	Attachment 2

Unforeseen expenses	If unforeseen property costs arise after the conclusion of this agreement due to

a) introduction of a new or increase in an existing tax, fee or other cost specific to the property as decided by Parliament, the Government, the municipality or other authority

b)    general reconstruction or renovation of the property, not specific to the premises, which the landlord must carry out as a result of a decision by Parliament, the Government, the municipality or other authority the tenant shall, as of the date of increase of the costs, pay the landlord compensation in an amount proportionate to share of the premises in the total annual increase of such costs for the property.

The share of the premises is %. If the share is not specified, the share shall be the amount of rent paid in respect of the premises (excluding VAT) in relation to the total rents paid in respect of the property at the time of the cost increase. For un-let premise, the rent is estimated on the basis of the market rent.

Tax under a) above does not include VAT or property tax to the extent this is paid under a separate agreement. Unforeseen expenses include costs which as of the date hereof have not been decided under a) or b). Compensation is paid according to the provisions below regarding payment of rent.
Notice
Please observe that in some cases, in addition to crossing a box, an attachment must be provided for the agreement in the attachment to apply. This applies for example to index clauses, clauses about property tax, and the tenant’s right to reduction of rent in case of customary maintenance. See Guidance drafted by the organisations.
Fastighetsägarna i Sverige [Property Owners of Sweden] Form 12B, drafted in 1998 in cooperation with Svensk Handel [Swedish Trade] and Sveriges Hotel- och Restaurant Företagare [Hotel and Restaurant Businessmen of Sweden]
Reprints prohibited

Sign. [initials]	Sign. [initials]

LEASE OF PREMISES	p 3(4)
No. 6710-102

The undersigned have today concluded the agreement set out below:	A crossed box indicates that the text following the box applies.

VAT	☑ The property owner/landlord is VAT registered and must charge VAT for the lease of the premises. The tenant shall in addition to the rent pay VAT due on each occasion

☐ If the property owner/landlord becomes liable to charge VAT for the lease of the premises, the tenant shall in addition to the rent pay VAT due on each occasion

VAT payable at the same time as rent is calculated in relation to the rent and, in accordance with rules applicable at each relevant time to the payment of VAT in respect of rent, if applicable, in relation to other fees and charges paid under the lease agreement.

If the landlord, as a result of the tenant’s independent action — such as sublease of the premises (including sublease to tenant’s own company) or assignment — becomes liable to reimbursement of VAT under applicable VAT regulations, the tenant shall fully compensate the landlord for the amount reimbursed. The tenant shall also compensate the landlord for the cost increase resulting from the landlord’s loss of right to deduct VAT from the costs of operation arising as a result of the tenant’s action.

Payment of rent	Rent is paid without a request for payment Postgiro number Bankgiro number on the last weekday before the start of each 5283-3829
☐ calendar month ☑ calendar quarter by transfer to

Payment reminder	In case of late payment, the tenant shall pay statutory interest, as well as compensation for costs of a written reminder according to the act regarding compensation for debt collection etc. The amount charged for the cost of a written reminder shall be, on each occasion, as per the ordinance on compensation for debt collection etc.

Maintenance etc.	☐ The landlord shall be responsible for necessary However, the tenant shall be responsible for Attachment maintenance of the premises and furnishings

The tenant shall arrange and pay tenant’s responsibility also includes Attachment for necessary maintenance of ☐ floor surfaces, walls, ceilings and furnishings provided by the landlord

If the tenant neglects his responsibility in respect of maintenance of the premises and fails within a reasonable period of time to correct this or to notify the landlord, the landlord has a right to perform the tenant’s obligations at the tenant’s cost.

☑ The allocation of responsibilities is set out in an attachment Attachment

Management and operation	Unless otherwise agreed, it is the landlord’s responsibility, if applicable, to provide for the care, operation and maintenance of communal areas.

The tenant may not, without the written consent of the landlord, in the premises or elsewhere in the property, carry out fitting, installation or alteration works, affecting supporting parts of the construction or installations which are significant to the operation of the property, such as plumbing, ventilation, electricity, etc., belonging to the landlord.

Sprinkling heads and ventilation systems may not be built into the furnishings by the tenant in such a way that the effect of such systems is reduced. When performing fitting works, the tenant shall make sure that the function of radiators and other heating equipment is materially preserved.

Audit inspections	If faults and defects are detected during an audit requested by a relevant authority of electricity and sprinkler systems belonging to the tenant, the tenant shall, at his own, cost, within the period of time prescribed by the authority, carry out the measures requested. If the tenant fails to remove the faults or defects within the period of time required by said authority, the landlord shall have a right to remove such faults and defects as required by the authority at the tenant’s cost.

Access to certain areas	Areas which may need to be accessed by janitors and staff from the Energiverket, VA-verket, Telia AB or equivalent, shall be kept easily accessible by the tenant and access to such areas shall not be blocked by cupboards, crates, goods and the like.

Construction materials	If the tenant, in accordance herewith or with other relevant provisions, carries out maintenance, improvement or alteration works with respect to the premises, tenant shall, in good time prior to the start of such works, provide to the landlord — to the extent they are available — descriptions of the materials and products which will be added to the building.

Planning and Building -fees	If the tenant carries out alterations in the premises without a required building permit, and the landlord as a result thereof is forced to pay a building fee or additional fee under the Planning and Building Act, the tenant shall reimburse the landlord for these.

Rent reduction	The tenant has no right to reduced rent during the period of time when the landlord is having works carried out to put the premises in the state agreed, or other works specified in the agreement.

☐ The tenant’s right to reduced rent when the landlord performs Attachment customary maintenance works on the premises or the property is governed by an attachment

Official requirements etc	It is the responsibility of

☐ the landlord ☑ the tenant to arrange and pay for any measures which may be required by any insurance company, town planning committee, environmental committee, fire authority or other authority after the date of access, in relation to the premises for their proposed use. The tenant shall confer with the landlord prior to undertaking any measures.
Notice
Please observe that in some cases, in addition to crossing a box, an attachment must be provided for the agreement in the attachment to apply. This applies for example to index clauses, clauses about property tax, and the tenant’s right to reduction of rent in case of customary maintenance. See Guidance drafted by the organisations.
Fastighetsägarna i Sverige [Property Owners of Sweden] Form 12B, drafted in 1998 in cooperation with Svensk Handel [Swedish Trade] and Sveriges Hotel- och Restaurant Företagare [Hotel and Restaurant Businessmen of Sweden]

Reprints prohibited

Sign.	Sign.
[initials]	[initials]

LEASE OF PREMISES	p 4(4)
No. 6710-102

The undersigned have today concluded the agreement set out below:	A crossed box indicates that the text following the box applies.

Signs, awnings, windows, doors, etc.	The tenant shall have the right, upon consultation with the landlord, to place a signboard, as customary for the tenant’s activities, provided that the landlord does not have a justified reason for refusal and that the tenant has all the required permits from relevant authorities. Upon vacation of the premises, the tenant shall restore the façade of the building to an acceptable state.

In the case of significant maintenance works such as renovation of the building’s façade, the tenant shall be responsible, at his own cost, for removing and refitting any sign boards, awnings, and antennas.

The landlord undertakes not to install vending machines or showcases on the outside walls of the premises leased to the tenant without the tenant’s consent and grants the tenant an option to install vending machines and show cases on these walls.

☐ The landlord

☑ The tenant

shall be liable for any damage caused by the action of

☑ windows ☐ shop windows ☑ entrance doors
☑ signboards ☐

☐ The tenant shall provide insurance against any damage to the glass in all of the windows and entrance doors of the premises.

Locks	☐ The landlord ☑ The tenant shall provide the premises with all locks and safety equipment required by the tenant’s business- or corporate insurance.

Force majeure	The landlord shall be released from his obligation to perform hereunder and shall not be liable for any damages if the performance of the landlord’s obligations hereunder becomes impossible, or possible only at abnormally high cost, as a result of war or civil unrest, blockade, fire, explosion, or measure by an official authority, over which the landlord has no control and which he has not been able to foresee.

Security	This lease shall be valid on condition that security in the form of Attachment

☐ a bank guarantee ☐ other guarantee ☐ submitted no later than

Special provisions	Attachments 1-6 to this lease shall apply as if they are integral parts of this lease.

Signature	This lease, which may not be registered without special consent, has been made in two identical copies, one for each party hereof. This lease replaces all previous agreements between the parties concerning the subject matter hereof.

Place, date	Place, date
Lund, June 23, 2011	Lund, June 23, 2011

Landlord	Tenant
Fastighets AB Remulus Lund 3	Qliktech International AB
[illegible signatures]	[illegible signature]

Name	Name
Andreas Lundberg	Lars Björk
Staffan Haglind

Agreement regarding moving out	Due to an agreement reached today this lease loses validity as of on which date the tenant undertakes to vacate the premises.

Place, date	Place, date

Landlord	Tenant

Assignment	This lease is assigned as of to

	Assigning (leaving) tenant	Assignee tenant Personal identity/registration number

The above assignment is approved	Place, date	Landlord
Notice
Please observe that in some cases, in addition to crossing a box, an attachment must be provided for the agreement in the attachment to apply. This applies for example to index clauses, clauses about property tax, and the tenant’s right to reduction of rent in case of customary maintenance. See Guidance drafted by the organisations.
Fastighetsägarna i Sverige [Property Owners of Sweden] Form 12B, drafted in 1998 in cooperation with Svensk Handel [Swedish Trade] and Sveriges Hotel- och Restaurant Företagare [Hotel and Restaurant Businessmen of Sweden]

Reprints prohibited

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 1 1(4)
Tenant: Qliktech International AB
SIZE, USE, DESIGN, CONDITION ETC. OF PREMISES
Property: Forskaren 3	Lease number: 6710-102
SCOPE AND USE OF PREMISES
Pursuant to this lease, the areas set out below are leased. The premises will be used as offices, research and development, for the purpose of the tenant’s own business.
The scope and use of the premises:

	Area (m2) BRA
Floor	(Usable floor area)	Use
0	316	Cold storage
1	1551	Office, conference, refectory and kitchen
2	1424	Offices
3	1426	Offices
3	41	Walkway bridge
4	1426	Offices

TOTAL	6184

The scope of the leased premises has been marked on the attached drawings, Attachment 4.
The signatory of this Lease shall be the person who runs the business in the premises as per the above. Otherwise the tenant shall apply for voluntary tax liability for lease (subleasing). Such sublease may not take place without the consent of the landlord.
2	ENVIRONMENTAL IMPACT
The tenant shall, prior to the date of entry, obtain the required permits for the business which it operates in the premises and the property and shall be responsible for running the business in accordance with laws, regulations and rules applicable to the business.
The tenant has a duty to notify the landlord immediately of applications made for permits and decisions and results thereof.
The tenant shall immediately notify the landlord of any contamination or other substance that is discovered or present in the premises and may result in damage or inconvenience to health or the environment.
If an injunction, penalty or fine is issued against the landlord because of nuisance and/or damage for which the tenant is responsible according to environmental legislation applicable at any given time, and which arose as a consequence of the tenant’s present or past business in the premises, the tenant undertakes to indemnify the landlord. This obligation also applies after the termination of the lease.
In the event the tenant takes any after-treatment measures in the premises, the tenant undertakes not to file any claims against the landlord in connection with such measures unless such measures would otherwise have been the duty of the landlord pursuant to applicable legislation.
The vacating examination, see Attachment 3 Clause 7, shall include an examination of substances hazardous to the environment or health. Required remedial action or other measures shall be arranged and paid for by the tenant if such substances are related to the tenant. Measures will be taken following consultation with the landlord. [initials]
[initials]

ATTACHMENT 1 2(4)
Tenant: Qliktech International AB	SIZE, USE, DESIGN, CONDITION ETC. OF PREMISES
Property: Forskaren 3	Lease number: 6710-102
3	DESIGN AND CONDITION OF PREMISES
The premises together with associated spaces are leased in their current condition. The landlord shall adjust the premises after the tenant’s requirements in accordance with Attachment 4, drawings. The adjustment is carried out in accordance with the provisions of Attachment 6, Technical description, and otherwise in accordance with the property’s current standard.
The furniture apparent on the drawings in Attachment 4 is not included in the lease.
Regardless of the design and condition of the premises the landlord shall be entitled to complete any changes or additions for architectural or similar reasons or required by relevant authorities. In such cases reasonable regard shall be given to the wishes of the tenant.
4	OPERATION
The property’s basic installations with respect to cooling and ventilation provided by the landlord shall be operational between 8 AM and 8 PM weekdays. The tenant and the landlord shall discuss the period of operation and shall adjust it according to the times when the premises are actually used. Outside these times, ventilation and cooling can be controlled manually. During maintenance and conversion works requiring stoppages during normal office hours, the landlord shall inform the tenant with sufficient notice, having regard to the nature of the business. The landlord shall consult with the tenant when such stoppages are planned so that these do not compromise the tenant’s safety and in order to have regard to the tenant’s business.
5	MAINTENANCE ETC
The allocation of responsibilities is described in more detail in the Demarcation List with respect to maintenance and operation, Attachment 5.
The Forskaren 3 block consists of two buildings, house 1 and house 2 (see Attachment 4, Situation Plan). House 1 shall be liable for 53% of the communal costs in the Forskaren 3 block.
The tenant shall not be entitled to any reduction of rent in respect of damage or infringement of its usufruct in connection with customary maintenance and operation or because of temporary interruptions in the provisions of heating, cooling, water, sewerage, power, ventilation, etc.
Customary maintenance includes non-comprehensive maintenance resulting in the tenant being unable to use a significant part of the premises.
Lease 6710-102

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 1 3(4)
Tenant: Qliktech International AB	SIZE, USE, DESIGN, CONDITION ETC. OF PREMISES
Property: Forskaren 3	Lease number: 6710-102
The landlord shall begin consulting with the tenant concerning maintenance works that affect the tenant in good time before the start of such works.
6	FIRE SAFETY
The tenant shall be responsible for the fire safety of its business in the leased premises in accordance with the Law on the Prevention of Accidents (LPA). This liability includes, for instance, ensuring that evacuation routes are kept clear and that fire extinguishers are kept functional. The landlord is responsible for the property’s fire protection in accordance with applicable regulations.
7	NOTICE OR CHANGE TO LEASED PREMISES
The tenant may during the design phase have an influence on the design of the premises to a limited extent, provided that the landlord so accepts.
The tenant shall give notice, according with a time of notice plan, or, if notice is not included in the time of notice plan, and unless nothing else is otherwise agreed, within 5 working days as of a request by the landlord. If no response is provided as above, the landlord shall have a right to choose the design in accordance with the agreed standard in order if possible to avoid financial consequences and/or delays in the project. After a notice has been submitted or the landlord has made the selection as per the above, the design shall be deemed to have been decided.
If the tenant’s notice results in a change of, or an addition to the contractual design, the landlord shall notify the tenant of this and this obligation shall be included on the ÄTA list for further treatment, see below.
Changes and additions means: Alternative design or function, other than that previously agreed, decided or reported by the parties, requested by the tenant, or a notice leading to a change in duration and/or cost.
8	PROCUREMENT OF CHANGE OR ADDITION
The landlord shall be responsible for drawing up a current list of changes and additional works (the ÄTA- list) listing the changes and additions to the design requested by the parties under this lease. This list shall specify the current changes and additions under review as well as confirmed changes and additions including agreed payments. The ÄTA- list shall be continuously updated at program/user meetings.
Lease 6710-102

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 1 4(4)
Tenant: Qliktech International AB	SIZE, USE, DESIGN, CONDITION ETC. OF PREMISES
Property: Forskaren 3	Lease number: 6710-102
9	PAYMENT OF COSTS OF CHANGES AND ADDITIONS
If a change or addition leads to increased costs, these shall be paid as follows.
The parties shall agree on installment payments for changes and additions works as the work progresses. The final payment shall be made no later than one month after the completion of the measure in question.
10	COORDINATION OF THE TENANT’S WORK
The tenant shall have access to the premises during the conversion and has a right to begin its own work (side contractor, SC) only after agreement with the landlord and the latter’s main contractor. The tenant shall inform the landlord of the scope and duration of its own works before the procurement of these and the tenant’s works shall be carried out in a manner that does not obstruct the work of the main contractor.
The tenant and the side contractor procured by the tenant shall undertake to accept the conditions imposed by the landlord via the main contractor before entry in the workplace. Such conditions relate to the regulations in the workplace, environmental requirements, access to production installations, industrial safety, contractual terms in connection with the Co-Determination Act, identity requirements and time of entry etc. so that the tenant’s works do not obstruct or disturb, but rather can be coordinated with the landlord and the main contractor.
The tenant shall compensate the landlord for coordination of timing with the main contractor and for any potential costs caused by his own works or that of the side contractor that are incurred by the main contractor or the landlord and which may arise in connection with the tenant’s or the side contractor’s works and additional services such as waste disposal, additional cleaning, complementing paint works, piercing and fire sealing of installations etc.
The main contractor shall be responsible for coordinating the timing of the tenant’s own works.
Lease 6710-102

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 2 1(2)
Tenant: Qliktech International AB	RENT AND RENT SUPPLEMENTS
Property: Forskaren 3	Lease number: 6710-102
RENT AND INDEXATION
Basic rent (eleven million four hundred one thousand one hundred twenty-six) SEK 11,401,126 is adjusted to the index level (CPI) for the month of October 2007. The rent shall be variable per calendar year and is payable in one amount consisting of basic rent increased proportionately by the change entailed by the consumer price index, total index, with year 1980 as base. In order to set changes in the consumer price index the index amount for the month of October 2007 shall be compared with the same index for the month of October the year previous to the year in which the changed rent applies.

Rent due shall never be set lower than the rent amount stated in the contract.
2 HEATING, COOLING, POWER, VENTILATION, WATER AND SEWERAGE
The tenant shall, at the same time as paying rent, and as a supplement to this, pay compensation for the Landlord’s fixed and variable costs of heating, cooling, power, ventilation and water and sewerage.
Heating, cooling, power, ventilation and water and sewerage shall be payable as follows:

The landlord’s costs of heating, cooling, power, ventilation and water and sewerage in the property and the building are paid in part, by way of installment amounts adjusted in accordance with calculated costs in connection with payment of rent, and in part, by way of an annual final settlement. The final settlement shall be made in connection with the notice of rent for the 2nd quarter in the subsequent calendar year.
The tenant is entitled however to sign its own subscriptions for the utilities mentioned above. The landlord shall be given access to information on current consumption.
3 POWER FOR THE BUSINESS
The tenant shall sign its own subscription for power which involves all parts of the property.
4 PROPERTY TAX AND OTHER FEES
As an addition to rent, the tenant shall during the term of the lease at the same time as rent payments, pay at each time 53% of the property tax, fees or charges payable with respect to the property, as decided by the parliament, the government, municipality or other authority. Assessment for purposes of taxation shall be carried out in consultation with the tenant. A review to determine whether the property can be classified as an industrial unit should be carried out. [initials]
[initials]

ATTACHMENT 2 2(2)
Tenant: Qliktech International AB	RENT AND RENT SUPPLEMENTS
Property: Forskaren 3	Lease number: 6710-102
5 INFORMATION CONCERNING THE TENANT’S OWN INVESTMENTS IN THE PREMISES

The tenant undertakes no later than January 31 each year to submit information regarding the investments (concerning renovations, retrofit, new constructions and the so-called widened repair deduction) made in the premises leased by the tenant during the previous calendar year. This information shall include:
•	A description of the respective measure,

•	Total expenditure on the respective investment,

•	Total ingoing VAT applicable to the respective investment,

•	Deducted ingoing VAT for the respective investment.
Lease XXX-XXX

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 3 1(3)
Tenant: Qliktech International AB	SPECIAL PROVISIONS
Property: Forskaren 3	Lease number: 6710-102
TERM OF LEASE AND DATE OF ENTRY
The first day of the lease is called the date of entry, and as of this date rent is payable. The tenant and the landlord have agreed that the landlord shall prepare the premises in accordance with Attachment 4, drawings.
The tenant is aware that during the conversion access to the premises will be limited and that entry is subject to the landlord’s and the landlord’s main contractor’s consent. The tenant may access the premises to carry out its own works as described in Attachment 1, clause 10.
The conversion is planned to last approx. four (4) months.
The tenant undertakes without compensation or reduction of rent to accept that there is no access to the premises during such period other than as stated above. The tenant further undertakes without compensation or reduction of rent to accept any potential temporary installations, adjustment works, and complementary painting works etc., which are deemed normal in connection with moving in and also for a short duration after the date of entry. However, it is up to the landlord to ensure that such faults and deficiencies which may be significant for the tenant’s use of the premises are remedied without delay, having regard to the tenant’s business, and in such a way as not to compromise the tenant’s safety.
2 CONVERSIONS ETC DURING THE TERM OF THE LEASE
The tenant shall have a right, at his own cost, to carry out building, installation or furnishing works within the premises provided such works have been agreed in writing with the landlord. The tenant must also obtain the landlord’s approval of hired consultants and the contactor before these may start works.
Costs of investment, ingoing and deducted VAT under this clause, shall be reported according to Attachment 2 “Information concerning the tenant’s own investments in the premises.”
Works shall be carried out to a professional standard and in accordance with applicable laws, standards and constitutions as well as the property’s environmental standard. The tenant shall also obtain and pay for required permits from relevant authorities and pay for the changes in the premises’ relationship drawings caused by the works. The tenant shall be responsible for and/or pay compensation to the landlord for any damage and additional costs which such conversion works may cause. Following a completed conversion under this clause, the tenant shall be responsible for updating the relationship drawings for the premises. [initials]
[initials]

ATTACHMENT 3 2(3)
Tenant: Qliktech International AB	SPECIAL PROVISIONS
Property: Forskaren 3	Lease number: 6710-102
Unless otherwise agreed in writing in connection with the approval of the measure as per the above, the measure shall be restored by the tenant on vacating the premises.
3 INSURANCE
The tenant undertakes for the duration of the term of the lease to conclude and maintain in force standard property insurance. The tenant shall bear any costs arising as a result of the tenant’s changed business in relation to the plans as at the date of entry according to Attachment 1 clause 1.
The tenant must have satisfactory insurance, including liability insurance, with respect to the business that the tenant runs in the premises.
The tenant shall bear the costs of insuring property belonging to the tenant, liability insurance and other satisfactory insurance associated with the tenant’s business.
4 REGISTRATION CERTIFICATE
The tenant must once per annum notify the landlord of all changes notified to the Swedish Companies Registration Office entailing an amended certificate of registration and change of ownership.
The notice shall be made in writing by the tenant sending a new certificate of registration or a certificate of amendment to the landlord reflecting such changes.
5 ADDRESS
Qliktech International AB, Scheelevägen 24-26, 223 63 Lund is the address to which the landlord may send the tenant notices of termination or other notices relating to the lease.
6 SIGNS
The lease entails a right to use facade space free of charge for luminous advertising or other signage on the leased property. The tenant’s proposed signage shall be approved by the landlord prior to the tenant’s application, at its own cost, for building permission for the sign. Projection, production, assembly, operation and maintenance, repairs and any replacement of luminous advertising or other signage shall be paid for by the tenant as well as the power supply including necessary installations. The tenant shall bear the cost of any advertising tax for the sign.
Lease 6710-102

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 3 3(3)
Tenant: Qliktech International AB	SPECIAL PROVISIONS
Property: Forskaren 3	Lease number: 6710-102
7 MOVING OUT
The tenant shall, when moving out, take with him any property the tenant owns and has installed in the premises and adjacent space according to the lease as well as in the property in general following the signing of this lease.
If the tenant, on moving out, removes property mentioned in the previous paragraph, the tenant is obligated to repair any damage that may have occurred in the premises in connection therewith so that the premises are returned in a satisfactory state. When assessing what is satisfactory, consideration shall be given to who had the maintenance duty according to Attachment 1 clause 5. The tenant’s duty to restore the premises relates to the condition the premises were in at the date of entry.
The parties shall, on vacating the premises, carry out a joint inspection of the premises and draft a protocol of noted circumstances and any potential requests for measures.
8 RULES OF OPERATION AND CARE RELATING TO PROPERTY
The tenant undertakes to observe the rules and instructions of the landlord concerning the operation and care of the property from time to time. These rules include, for instance, deliveries and transports to and from the property and source separation of waste.
9 PARKING
The agreed rent includes the use of 114 ground parking permits within the Property. The associated parking places are shown in Attachment 4.
10 ASSIGNMENT
The tenant is entitled to assign the tenancy to the premises if agreed in writing with the landlord.
11 SUBLEASING
The tenant is entitled to sublease the leased premises or to be compensated by companies that are affiliated with the tenant if approved in writing by the landlord. An affiliated company means a company that controls, is controlled solely or jointly by the tenant. In the event that subleasing or assignment entails additional costs for the landlord, the tenant shall bear such costs.

The tenant intends to sublease the leased premises to Qliktech Nordic AB and Qliktech International Markets AB.
Lease 6710-102

Sign.	Sign.
[initials]	[initials]

Key to diagrams:
Baggage = luggage
Brandlarmstablå = fire alarm board
Damer = ladies
Data = computers
Datorsal = computer hall
Diskrum = dishwasher room
Dusch = shower
El/tele = power/telecommunications
Entrehall = entrance hall
Fastigh. Städ = cleaning (building)
Förrråd = storage
Förrum = vestibule
Fritös = deep fryer
Godsmottagning — acceptance of goods
Herrar = gentlemen
Hiss = lift
Kaffe = coffee
Kallskänk = cold buffet
Kompletterad utrustning i kök = completed equipment in kitchen
Konferensrum = conference room
Kontor = office
Kopering = photocopying
Microkök = microwave kitchen
Miljörum = environmental room
Mötesrum = meeting room
Nytt fönster = new window
Öppet kontor = open landscape
Pausrum = breakout room
Pentry = pantry
Postgodsmottagning = mail room (receipts)
Projektrun = project room
Rangering = marshalling
Säkerhetsrum = security room
Sanering = sanitation
Server och testrum = server and test room
Sevrering = service
Skolsal = training room
Spis = cooker
Stekbord = frying table
Teknik = technology
Torrfrd = dry storage
Trappa = stairs
Trapphall = stair hall
Tyst rum = quiet room
Ugn = oven
Utr väg = evacuation route
Utrustnig = equipment
Varumottagning = acceptance of goods
Vilrum = resting room

ATTACHMENT 5 1(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING
CARE, OPERATION, MAINTENANCE AND
REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-102
1 SCOPE
This demarcation list shall govern the care, operation , maintenance and replacement of installations for building, ventilation, cooling, heating, sanitation, power, lifts, control and monitoring within the premises.
2 ALLOCATION OF RESPONSIBILITIES
Generally, the landlord shall be responsible for care, operation and maintenance as well as replacement. However the tenant shall be responsible for maintenance of all surfaces, locks and alarms as well as for the maintenance and operation of fittings and equipment provided by the landlord. The tenant shall also be responsible for all equipment installed by and/or paid for by the tenant including care, operation and maintenance as well as replacement.
Deviations in relation to the above are reflected in the demarcation list below.
The tenant understands that the landlord, his consultants and contractors must have access to the premises in order for the landlord to be able to fulfill its obligations under this lease. Access to the premises shall take place according to agreement with the tenant so that regard is given to the tenant’s business and that its safety is not compromised.
In the event of faults and deficiencies caused by burglary, tampering, neglect by the tenant or third parties, or their administration otherwise, the tenant shall bear the costs of operation, maintenance and replacements necessary for restoration.
3 RULES OF COMPENSATION
Costs of care, operation and maintenance and replacement shall be paid by the responsible party, The tenant’s liability for replacement of equipment only extends to equivalent function. Liability for increased capacity, improved function etc. must be agreed to by the parties.
4 DEFINITIONS
The definitions below are compiled from AFF (Contracts for property management), second edition, March 1996.
Care:
Operational measures including observation of function in a management item and reporting of potential deviations. [initials]
[initials]

ATTACHMENT 5 2(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING
CARE, OPERATION, MAINTENANCE AND
REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-102
Operation:

Measures with an expected interval of less than one year aimed at maintaining the function in a management item.
Maintenance and replacement:

Measures aimed at restoring the function in a management item.
The following abbreviations are used:
L = Property owner/Landlord
T = Tenant
5 DEMARCATION LIST REGARDING LEASED PREMISES

Person
responsible
			Person	for
		Person	responsible	maintenance
		responsible	for	and
Designation	Equipment	for care	operation	replacement	Notes

Land

Coatings	Asphalt	T	L	L
	Paving	T	L	L
	Kerbstone	T	L	L
	Painting of lines	T	L	L
	Snow removal	T	L	L
	Cleaning	T	T	L

Plantations	Care	T		L	2 times/annum

HOUSE

Signs	Signs	T	T	T
	Sign erection	T	T	T

Windows (perimeter)	Glass	T	T	L
	Inside frame	T	T	L
	Inside casement	T	T	L
	Hardware	T	T	L
	Window cleaning	T	T	T

Facade	Cleaning	T	L	L
Lease 6710-102

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[initials]	[initials]

ATTACHMENT 5 3(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING
CARE, OPERATION, MAINTENANCE AND
REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-102

Person
responsible
			Person	for
		Person	responsible	maintenance
		responsible	for	and
Designation	Equipment	for care	operation	replacement	Notes

Doors	Door	T	T	L
	Glass	T	T	L
	Lock case	T	T	L
	Cylinder	T	T	T
	Handle	T	T	L
	Electric lock	T	T	T	Safety
	Power terminal block	T	T	T	Safety
	Magnet	T	T	T	Safety
	Card reader	T	T	T	Safety
	Code lock	T	T	T	Safety
	Siren	T	T	T	Safety
	Evacuation handles	T	L	L	In consultation with T
	Door shutters	T	T	L	Fire door
	Safety passage carousel door	T	T	T

Extinguishing installation	Fire extinguishers	T	T	T	Hand fire extinguisher

Flooring	Stone flooring	T	T	L
	Textile carpet	T	T	T
	Linoleum	T	T	T
	Semiconducting flooring	T	T	T	Only technical spaces
	Ceramic flooring	T	T	T\L	Maintenance T Replacement L

Walls	Carpentry	T	T	L
	Wallpaper/fabric	T	T	L
	Painting	T	T	T

Interior ceilings	Ceiling	T	T	L
	False ceiling	T	T	L

Sections	Metal	T	T	L
	Wood	T	T	L
	Glass	T	T	L

White goods	Fridge/freezer	T	T	T	Installed by L
	Microwave over	T	T	T	Installed by L
	Dishwasher	T	T	T	Installed by L

Kitchen on ground floor	Surfaces	T	T	T
	Equipment and devices	T	T	T
Lease 6710-102

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[initials]	[initials]

ATTACHMENT 5 4(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING
CARE, OPERATION, MAINTENANCE AND
REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-102

Person
responsible
			Person	for
		Person	responsible	maintenance
		responsible	for	and
Designation	Equipment	for care	operation	replacement	Notes

	Grease trap	T	L	L

HVAC

Sanitation	Pantry	T	T	L
	WC	T	T	L
	HWC	T	T	L
	Cleaning	T	T	L
	Cleaning drains	T	L	L
	Basins	T	T	L
	Central vacuum	T	T	L/T	Installation by L, Maintenance T, replacement L

Power — other

Lighting	Light fittings	T	T	L	Installation by L
	Light fittings	T	T	T	Installation by T
	Light sources	T	T	T
	Downhill’s poles	T	T	T

Evacuation	Signage	T	T	L	Regulatory requirements: L

Lift	Lift car internal surfaces	T	T	L	L responsible for other parts

Cooling	Cross connection room	T	T	T

Evacuation alarm	Alarm	T	L	L
	Heat detector	T	L	L
	Smoke detector	T	L	L

Sprinkler	Central	L	L	L
	Pipes	L	L	L
Lease 6710-102

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 5 5(5)
Tenant: Qliktech International AB
DEMARCATION LIST CONCERNING
CARE, OPERATION, MAINTENANCE AND
REPLACEMENTS
Property: Forskaren 3	Lease number: 6710-101

Person
responsible
			Person	for
		Person	responsible	maintenance
		responsible	for	and
Designation	Equipment	for care	operation	replacement	Notes

	Sprinkler head	T	L	L

Burglary alarm	Sensor	T	T	T
	Central unit	T	T	T
	Alarm board	T	T	T
	Transmission equipment	T	T	T

Passage control devices	Card reader	T	T	T
	Subsidiary central	T	T	T
	Central unit	T	T	T
	Security lock	T	T	T

Computer/	Distribution network	T	T	T
Telecommunications network	Trunk network	T	T	T
	Computer/Telecom sockets	T	T	T
	Comm. Equipment	T	T	T
	Cable-TV to point of connection	T	L	L	Installation by L to point of connection
	Cable TV from point of connection	T	T	T
	TV-surveillance	T	T	T

Emergency signal	HWC	T	T	L
	Resting room	T	T	L

Environment etc.	Environmental station	T	T	L
	Clean-up central	T	T	T

Compressed air	Lines	T	T	T
Lease 6710-102

Sign.	Sign.
[initials]	[initials]

ATTACHMENT 6
Tenant: Qliktech International AB
BRIEF TECHNICAL DESCRIPTION
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-101, 6710-102
This brief technical description relates to both house 1 and house 2, see Attachment 4, unless otherwise stated.
The following abbreviations are used:
L = Property owner/Landlord
T = Tenant
Construction

General
The premises are leased in existing state. Adjustments according to Attachment 4 are carried out according to the existing standard, unless otherwise specified. The installations in the house are dimensioned for the occupancies set out in Attachment 6a.

New walls for offices will be designed as system walls. New sections will be white.
Areas for kitchen and dining room on the ground floor of house 2.
The area shall be a kitchen as per Attachment 4 drawing conversion kitchen (kitchen plan).
T owns and shall be responsible for all equipment/devices as well as products in environmental rooms, goods acceptance, dishwasher room, preparation, serving and areas for seating. T shall ensure that all regulatory requirements are fulfilled and required permits are obtained for the premises and the business in the premises.
Heating, cooling
The premises shall be heated primarily with radiators and convectors placed under and next to windows.
The houses are connected to distance cooling and heating.
Cooling of premises is done primarily with active chilled beams fitted in false ceilings and/or via cooled air through diffusers in exceptional cases.

ATTACHMENT 6
Tenant: Qliktech International AB
BRIEF TECHNICAL DESCRIPTION
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-101, 6710-102
Ventilation
Mechanical supply air via active chilled beams, inset in false ceilings. Exhaust air through vents in sanitary installations and the interior zones e.g. pantry, cloakrooms etc. Individual room regulation in conference rooms and by zones in large rooms. Forced supply and exhaust air in conference rooms designed for 7 or more persons.
Room air temperature indoors during non heating periods 22-25 °C.
Room air temperature indoors during heating period 20-23 °C.
The requirement applies weekdays, working hours 8 AM to 6 PM and during dimensioning outdoor conditions 27 °C/50% RH equivalent to quality class TQ2 according to the VVS Tekniska Föreningen [transl:Technical Plumbing Association, association of persons working with issues relating to energy, the environment and installation technology, founded 1909].
The above mentioned working hours constitute the basis for the energy calculations regarding the buildings. Working hours may change if the tenant so wishes, with altered energy consumption as a consequence.
If work is carried out outside normal working hours, ventilation can be started on the respective floor and be operational for a certain set time.
Power
The installation includes a monitored five conductor system for main cables, switchboards and cabinets.
All spaces are provided with 1 2-way socket for cleaning / 10 m.

Exceptions or smaller areas such as WC.
Each work station will be equipped for 1 3-way socket.
Completion with 12 new 16 A sockets/plan will be completed by L (applies to House 1 floors 3+4 and House 2 floor 3).
Lighting
L shall install basic lighting of 300 lux.
Lighting shall be divided into zones where it is possible to turn on and off lighting separately. Home safe lighting shall be arranged so that certain corridor lighting is always on. In storage cleaning, HWC and WC spaces there will be presence control. In larger conference rooms areas can be divided into zones and lighting can be dimmed. [initials]
[initials]

ATTACHMENT 6
Tenant: Qliktech International AB
BRIEF TECHNICAL DESCRIPTION
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-101, 6710-102
Computers and telecommunications
Ducting for a double socket for computers/telecommunications per work station and in conference rooms, interview rooms and break rooms to the extent required.
Cross-connect room for telecommunications/computers

The area is not sprinkled, forms its own fire-cell regards construction, no smoke dampers, no ventilation.
UPS-room

The space does not have a separate extinguishing system or gastight batteries.
Safety and protection
The buildings have an outer perimeter with protection class 2 according to SSF 200:3.

Glass class is P6B up to 6 m above ground.
Safety room

The space is not sprinkled, forms its own fire-cell as regards construction, no smoke dampers, no ventilation.
Evacuation alarm

Tempered evacuation alarm.
Fire
L shall be responsible for the property’s fire protection according to regulatory requirements. T shall be responsible for fire safety within the leased property in accordance with Attachment 1 Paragraph 6.
Sprinklers
The buildings have sprinklers. [initials]
[initials]

ATTACHMENT 6
Tenant: Qliktech International AB
BRIEF TECHNICAL DESCRIPTION
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-101, 6710-102
Central vacuum cleaner
Installed in both houses.
Cold storage, house 2
In the basement of house 2, L shall carry out preparation and installation of district cooling, power (70kW), ventilation (create pressure for the server room) and sewage (for a smaller water quantity)for a future server room. If T wishes that a server room be installed, T is entitled to install a server room at his own cost. When moving out, the space shall be restored in accordance with Attachment 3 paragraph 7.

L shall adjust other areas in this space so that they can be used as cold storage.
Other
Spaces with personal alarms, such as HWC and resting rooms are provided with a local personal alarm.
L shall complete and fit 3 flag poles placed at the entrance for vehicles tp house 2.
L shall complete 5 smaller pantries with dishwashers (applies to house 2, and house 1 floors 3 and 4).
Back walls in House 1 shall be plastered and painted white. The same applies to entrance walls in the main stairway. [initials]
[initials]

ATTACHMENT 6a
Tenant: Qliktech International AB
OCCUPANCY,
Drawings
Property: Block Forskaren 3, Lund, House 1 and House 2	Lease number: 6710-102
OCCUPANCY
Drawing:
A-49_1-21
A-49_1-22
A-49_1-23
A-49_1-24 [initials]

PH 09-11-12
KV. FORSKAREN 3, LUND
SKANSKA
NYBYGGNAD AV KONTOR

NEW CONSTRUCTION OFFICES
Occupancy spaces
House 2
Floor 1, entrance floor

KV. FORSMAREN 3, LUND
SKANSKA

NEW CONSTRUCTION OFFICES
Occupancy spaces
House 2
Floor 2

PH 09-11-12
KV. FORSKAREN 3, LUND
SKANSKA
NYBYGGNAD AV KONTOR
A-49-1-13

NEW CONSTRUCTION OFFICES
Occupancy space
House 2
Floor 3

KV. FORSKAREN 1, LUND
SKANSKA
NYBYGGNAD AV KONTOR
A-49-1-14

NEW CONSTRUCTION OFFICES
Occupancy spaces
House 2
Floor 1

POWER OF ATTORNEY
Issued to Andreas Lundberg and Staffan Haglind, on our behalf to sign the lease with Qlik Tech International AB concerning the lease of office premises in the property Forskaren 3 in Lund.
Malmö, June 22, 2011
FASTIGHETS AB REMULUS LUND 3
(Corporate identity number 556686-2404)

[illegible signature]	[illegible signature]

Staffan Haglind	Marco Bassini

The above signatures are witnessed by

[illegible signature]	[illegible signature]

CAMILLA [ILLEGIBLE]	NILS-OVE JEPPSSON

1

Swedish Companies Registration Office	e-REGISTRATION CERTIFICATE FOR JOINT STOCK COMPANIES

Registration number 556686-2404
Registration date of property 09/22/2005	Current company’s registration date 07/04/2007
Document date 06/21/2011 7:39 PM	Page 1(3)
Cover page
556686-2404 Fastighets AB Remulus Lund 3
Pending applications not registered to date:
Reference number 211690/11 handled by unit 6A concerning:
     - auditor

2

Swedish Companies Registration Office	e-REGISTRATION CERTIFICATE FOR JOINT STOCK COMPANIES

Registration number 556686-2404
Registration date of property 09/22/2005	Current company’s registration date 07/04/2007
Document date 06/21/2011 7:39 PM	Page 2(3)

Registration number:	556686-2404
Company name:	Fastighets AB Remulus Lund 3
Address:	c/o Skanska Öresund
Headquarters:	205 33 MALMÖ
Province of registration:	Stockholm Province, Solna Municipality
Notes:
This is a private joint stock company.
FORMED DATE
08/30/2005
BREAKDOWN OF SHARE CAPITAL

Share capital...: SEK 100,000	Minimum: SEK 100,000
Maximum: SEK 400,000
Number of shares...: 1,000	Minimum: 1,000
Maximum: 4,000
MEMBER OF THE BOARD, CHAIRMAN
720707-3318 Haglind, Staffan Claes Erik, Byvägen 36, 247 41 SÖDRA SANDBY
MEMBERS OF THE BOARD
600815-0036 Bassini, Marco, Rödvensvägen 6, 231 75 BEDDINGESTRAND
BOARD ALTERNATE MEMBERS
700130-3903 Knutsson, Christine Helena, Erlandsrovägen 3 C, 218 45 VINTRIE
AUDITOR(S)
556043-4465 KPMG AB, Box 16106, 10323 STOCKHOLM,
Represented by: 560929-4656
MAIN ACCOUNTANT IN CHARGE
560929-4656 Lindén, Kent Lennart, KPMG Bohlins AB, Box 227, 201 22 MALMÖ
SIGNATORIES

3

Swedish Companies Registration Office	e-REGISTRATION CERTIFICATE FOR JOINT STOCK COMPANIES

Registration number 556686-2404
Registration date of property 09/22/2005	Current company’s registration date 07/04/2007
Document date 06/21/2011 7:39 PM	Page 3(3)
Two of the signatories below jointly sign on behalf of the company
Bassini, Marco
Haglind, Staffan Claes Erik
Knutsson, Christine Helena
PROVISION REGARDING NUMBER OF MEMBERS/ALTERNATE MEMBERS OF THE BOARD
The board shall consist of no less than 1 and no more than 10 members with a maximum of 10 alternate members.
ARTICLES OF ASSOCIATION
Date of most recent amendment: December 19, 2007
BUSINESS
The company shall acquire, manage and sell property and chattels in the real estate industry and associated activities.
FINANCIAL YEAR
01/01-12/31
SUMMONS
Summons are made by letter sent by post
COMPANY HISTORY
12/02/2006 Fastighets AB Remulus BW 1
09/22/2005 Aktiebolaget Grundstenen 106734
***** The above electronic registration certificate is issued by the Companies Registration Office *****
Companies Registration Office
851 81 Sundsvall
060 18 40 00
bolagsverket@bolagsverket.se
www.bolagsverket.se

4

[logo] SWEDISH TAX AGENCY	APPLICATION
Tax liability for VAT relating to lease of commercial premises
Date
June 23, 2011
Please insert tenant details etc. on page 2
Application regarding tax liability for VAT relating to lease or assignment of the buildings, facilities or premises set out below.
Applicant’s details (1)

Name	Personal identity/Registration/Group reg. number
QlikTech International AB	556472-2691

☐ Property owner	☑ Original Lessee	☐ Sub lessee
☐ Tenant	☐ Group principal	☐ Estate in
bankruptcy
Details of property/facility covered by this application

Property name	Address of property
Forskaren 3	Scheelevägen 24-26
Municipality	Province
Lund	Skåne
Name of owner (if other than applicant)	Personal identity/Registration number
Fastighets AB Remulus Lund 3	556686-2404
Date of acquisition of property and tenant-owner right	Date of entry January 1, 2011
☐ The application concerns tax liability during construction (2)	Tax liability requested as of (3) June 30, 2011
To be completed if the applicant is a group principal (4)
Consent to this application is granted by the owner/holder of the property or tenancy /tenant owners right

Name	Personal identity/Registration number
Fastighets AB Remulus Lund 3	556686-2404
Signature	Telephone number (including area code)
[illegible signatures]
Instructions
This information is collected based on Chapter 3 Paragraph 2 of the Tax Payment Act (1997:483). A person who has been granted tax liability for lease of commercial premises is subject to the VAT Act (1994:200), VA. Special rules concerning voluntary tax liability are set out in Chapter 3, Paragraph 3 and Chapter 9. VA. A person not previously registered for VAT shall also apply for registration at www.foretagsregistrering.se or submit “Tax and fees registration” (SKV 4620).

(1)	Tax liability can only be granted a person who is a property owner, lessee or sub lessee or tenant-owner. A person subject to VAT may be an estate in bankruptcy or a VAT group.

(2)	A property owner may in certain cases be granted voluntary tax liability already during the construction stage. If no lease subject to VAT is concluded when the property or facility is completed, the property owner shall repay the ingoing VAT and interest on costs.

If you are granted voluntary tax liability during the construction stage you may not deduct for ingoing VAT on costs relating to the time prior to the date of application (retroactive deductions).

(3)	Tax liability is granted no earlier than the Tax Agency’s date of receipt of the application, however no earlier than the contractual date of entry of the tenant or tenant-owner of the part of the property to which the application relates. Under certain circumstances you may make a retroactive deduction for costs of new construction, extension or conversion.

(4)	Application by a group principal shall be made with the consent of the trader in the VAT group who owns the property or, in the case of tenancy or tenant-owner right, by the trader who is the holder of such tenancy or tenant-owner right.

(5)	If there is already tax liability prior to the lease of the company’s premises, the application shall only address the additional buildings, facilities, premises or areas that will be covered by the tax liability.

1

Tenants/tenant-owners who run a business in the premises entailing tax liability/right to repayment under the VAT Act. All details must be provided. ?

		Personal
	Business run in the	identity/Registration		Surface are of
Name	premises	number	Date of entry	premises/flat, m2
QlikTech Nordic AB	Offices (sales)	556481-0355	07/01/2011	1,362
QlikTech Internat
Markets AB	Offices (sales)	556683-5012	07/01/2011	Approx. 30
Total				1392
Premises subject to tax liability pursuant to previous decisions				0
Other leasable areas including premises used in own business				9504
Total leasable area				10896
Special information (if there is not enough space, please include an attachment)
Information that the applicant wishes to rely on in the assessment of tax liability and right to deduction
Signature

Signature by authorized signatory	Contact person
[illegible signature]	Jørn-André Hansen
Name	Telephone, Including area code
Lars Björk	010-209 75 00

2